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                                                                    Exhibit 10.3

                                JOINDER AGREEMENT

         This Joinder Agreement (this "Agreement") is by and between VI ACQUISITION CORP., a Delaware corporation (the "Company") and ANTHONY CARROLL ("Carroll").

                                    RECITALS

         A. Pursuant to the terms of a Management Agreement between the Company and Carroll dated of even date herewith (the "Management Agreement"), Carroll is acquiring from the Company 14,295 shares of the Company's Class A Common Stock, par value $0.0001 per share ("Common Stock").

         B. The Company requires execution of this Joinder Agreement as a condition to the sale of the shares under the Management Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

         1.       Registration Rights Agreement

                  a. Carroll is hereby made a party to the Registration Rights Agreement dated as of June 13, 2003 by and among the Company and the other parties thereto (the "Registration Rights Agreement") in the capacity of an "Executive" (as such term is defined in the Registration Rights Agreement), and Carroll hereby agrees to be bound by all of the terms and conditions set forth in the Registration Rights Agreement applicable to Carroll as an Executive, as to all shares purchased under the Management Agreement.

                  b. Carroll shall execute a signature page to the Registration Rights Agreement in the form attached hereto as Schedule 1.b., which signature page shall be attached to and made a part of the Registration Rights Agreement.

                  c. The Schedule of Security Holders to the Registration Rights Agreement shall hereby be replaced with Schedule 1.c attached hereto.

         2.       Stockholders Agreement

                  a. Carroll is hereby made a party to the Stockholders Agreement dated as of June 13, 2003 by and among the Company and the other parties thereto (the "Stockholders Agreement") in the capacity of an "Executive" and a "Stockholder" (as such terms are defined in the Stockholders Agreement), and Carroll hereby agrees to be bound by all of the terms and conditions set forth in the Stockholders Agreement applicable to him as an Executive and a Stockholder, as to all shares purchased under the Management Agreement.

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                  b.       Carroll shall execute a signature page to the
Stockholders Agreement in the form attached hereto as Schedule 2, which signature page shall be attached to and made a part of the Stockholders Agreement.

         3. The Agreement is binding upon the parties hereto and their permitted successors and assigns.

         4. This Agreement may be executed in one or more counterparts, and by facsimile signature, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

         5. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 20th day of February, 2004.

COMPANY:

VI ACQUISITION CORP.

By: /s/ Michael J. Solot                             /s/ Anthony Carroll
    --------------------------------                 ---------------------------
    Michael J. Solot, President                      Anthony Carroll

                                       2
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                                  SCHEDULE 1.B.

                                        /s/ Anthony Carroll
                                      ---------------------------------
                                              ANTHONY CARROLL

                              VI Acquisition Corp.
                          Registration Rights Agreement
                             Joinder Signature Page

                                  SCHEDULE 1.C

                          SCHEDULE OF SECURITY HOLDERS

WIND POINT PARTNERS IV, L.P.
WIND POINT PARTNERS V, L.P.
WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.
WIND POINT ASSOCIATES IV, LLC
676 N. Michigan Avenue, Suite 3700
Chicago, IL 60611
Fax: (312) 255-4820
Tel.: (312) 255-4800
Attn.: Michael J. Solot

With a copy to:
Sachnoff & Weaver, Ltd.
30 S. Wacker Drive, 29th Floor
Chicago, Illinois 60606
Fax: (312) 207-1000
Tel: (312) 207-6400
Attn: Seth M. Hemming, Esq.

MID OAKS INVESTMENTS LLC
750 Lake Cook Road, Suite 440
Buffalo Grove, Illinois  60089
Fax: (847) 215-3421
Tel: (847) 215-3420
Attn: Wayne C. Kocourek

With a copy to:
GREENBERG TRAURIG, LLP
77 West Wacker Drive
Suite 2500
Chicago, Illinois  60601
Fax: (312) 456-8435
Tel: (312) 456-8400
Attn: David W. Schoenberg

A.G. EDWARDS PRIVATE EQUITY PARTNERS QP II, L.P.
A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P.
A.G. Edwards Capital, Inc.
One North Jefferson
St. Louis, MO  63103
Fax: (314) 955-8095
Tel: (314) 955-3971
Attn: Patricia A. Dahl

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WALTER VAN BENTHUYSEN
17 Tartan Lakes Ct.
Westmont, IL 60559

ALLIED CAPITAL CORPORATION
401 N. Michigan Ave., Suite 2050
Chicago, IL 60611
Attn: Ed Ross, Managing Director

With a copy to:
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn: John Chinuntdet

GLEACHER MEZZANINE FUND I, L.P.
GLEACHER MEZZANINE FUND P, L.P.
660 Madison Avenue, 17th Floor
New York, NY 10021
Attn: Mary Gay, Managing Director

With a copy to:
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn: John Chinuntdet

SUNTRUST BANKS, INC.
C/O SUNTRUST EQUITY PARTNERS
303 Peachtree Street, N.E., 25th Floor
Atlanta, GA 30308
Attn: Palmer Henson, Director

With a copy to:
Moore & Van Allen PLLC
100 North Tryon Street, Suite 4700
Charlotte, North Carolina 28202
Attn:   John Chinuntdet

IF TO THE FOLLOWING EXECUTIVES, at the address appearing in the Company's records:

         Debra Koenig
         Robert Kaltenbach
         Timothy Kanaly
         Daniel Gresham
         Mark Hampton
         Donald Prismon

                              VI Acquisition Corp.
                             Stockholders Agreement
                          Schedule of Security Holders

                                       3
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                                   SCHEDULE 2

                                            /s/ Anthony Carroll
                                       ----------------------------
                                                ANTHONY CARROLL

                              VI Acquisition Corp.
                             Stockholders Agreement
                             Joinder Signature Page